UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Sierra Point Parkway, Suite 1200 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

(650) 770-0077

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 15, 2026, Vera Therapeutics, Inc. (the “Company”) announced that TRUTAKNA™ (atacicept-vymj) met all prespecified endpoints of the final efficacy analysis of the ORIGIN 3 trial in adults with primary IgA nephropathy (“IgAN”) at risk for disease progression. A copy of the press release is furnished as Exhibit 99.1. In connection with the data release, the Company updated its corporate presentation (the “Corporate Presentation”) to include the final efficacy analysis of the ORIGIN 3 trial referenced above. A copy of the Corporate Presentation is furnished as Exhibit 99.2. For important information about forward-looking statements, see the slide titled “Forward-Looking Statements” in Exhibit 99.2 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

As noted in Item 7.01, on September 15, 2026, the Company announced that TRUTAKNA met all prespecified endpoints of the final efficacy analysis of the ORIGIN 3 trial in adults with primary IgAN at risk for disease progression. Topline results from the final analysis set of 428 patients are presented below.

	TRUTAKNA	Placebo	Treatment effect	p-value
Mean eGFR change from baseline at 52 weeks, mL/min/1.73m2	-0.1 (95% CI -1.4, 1.2)	-5.7 (95% CI -7.0, -4.4)	5.6 (95% CI 3.7, 7.5)	<0.0001
Annualized eGFR slope through 104 weeks, mL/min/1.73m2/year	-0.6 (95% CI -1.6, 0.4)	-5.6 (95% CI -6.6, -4.6)	5.0 (95% CI 3.6, 6.5)	<0.0001
Composite kidney disease progression event through 104 weeks, n	11	38	Hazard ratio 0.24 (95% CI 0.12, 0.48) 76% risk reduction	<0.0001
Dialysis ≥30 days, transplant, or death through 104 weeks, n	0	8

These estimated glomerular filtration rate (“eGFR”) results align with the KDIGO treatment goal to reduce the rate of kidney function decline to the physiologic rate (<1 mL/min/1.73m2/year). TRUTAKNA also achieved statistically significant reductions in the hierarchically tested endpoints of proteinuria, galactose-deficient IgA1, and hematuria. TRUTAKNA was well tolerated with a favorable safety profile generally comparable to placebo, consistent with previous results from the ORIGIN program. Rates of overall adverse events and infections or infestations were similar between the TRUTAKNA and placebo groups, and there were no opportunistic infections or clinically relevant hypogammaglobulinemia.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Vera Therapeutics, Inc., dated September 15, 2026

99.2	Corporate Presentation, dated September 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Therapeutics, Inc.
Dated: September 15, 2026

	By:	/s/ Marshall Fordyce
Marshall Fordyce, M.D.
Chief Executive Officer

4